united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 , Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 4/30

Date of reporting period: 4/30/18

Item 1. Reports to Stockholders.

Athena Value Fund

Class A Shares: ATVAX
Class I Shares: ATVIX

Annual Report
April 30, 2018

Distributed by Northern Lights Distributors, LLC
Member FINRA

June 30, 2018

Dear Investor,

Each year at this time, Athena Value Fund (the “Fund”) provides this letter to investors. The purpose of this letter is to provide a review of the fiscal year ended April 30, 2018, provide an update on the Fund’s operations and comment on the Fund’s Manager’s (“Manager”) outlook. The Fund is an open end mutual fund with approximately $11 million in assets under management as of April 30, 2018. The Fund seeks to generate capital appreciation by investing in a concentrated portfolio of 20-25 equity securities. The Fund’s strategy is based on analyzing proprietary behavioral signals to identify confidence in a company from different areas of the market: management, sell-side analysts and creditors. These signals, along with traditional valuation metrics, are applied to screen a universe of 5,000 stocks (all U.S. exchange-listed common stocks, MLPs, REITs, and ADRs) and a portfolio of 20-25 securities is built from those which meet all of the investment criteria. In general, each security is equal weighted to remove any potential biases. This results in a generally all cap portfolio with a deep-value focus. The portfolio is monitored daily for single stock events which may trigger sells based on the investment strategy. Stocks will also be sold if they no longer meet the investment criteria.

Figure 1
The Fund’s Investment Results

As of April 30, 2018	5/1/2017 To 06/30/2017	Q3 2017	Q4 2017	Q1 2018	April 2018	One Year	Since Inception
ATVIX Class I (NAV)*	0.20%	0.50%	5.25%	1.51%	1.29%	8.97%	3.65%
ATVAX Class A (NAV)*	0.10%	0.40%	5.29%	1.31%	1.39%	8.69%	3.40%
ATVAX Class A (Max Load)*	-6.68%	-5.05%	-0.97%	-4.99%	-4.48%	1.33%	1.35%
Russell 3000 Value Index	1.43%	3.27%	5.08%	-2.82%	0.43%	7.42%	7.30%
S&P 500 Index	2.04%	4.48%	6.64%	-0.76%	0.38%	13.27%	10.01%
Russell 3000 Index	1.94%	4.57%	6.34%	-0.64%	0.38%	13.05%	9.64%

*	The inception date of Class A and Class I is 05/15/2015

Returns for periods longer than one year are annualized. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s total annual operating expenses are 4.02%, 4.77% and 3.77% for the Class A, C and I shares, respectively. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses until August 31, 2018. After this fee waiver, the expense ratios are 1.51%, 2.26% and 1.26% for the Class A, C and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. The maximum sales load for the Class A shares is 5.75%. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free (888) 868-9501.

www.AthenaValueFund.com	1.888.868.9501

Investment Results & Commentary

From the Fund’s fiscal year start on May 1, 2017 through the end of the Fund’s fiscal year on April 30, 2018 (the “Investment Period”) the Fund’s Class I Shares appreciated by 8.97% and the Class A Shares appreciated by 8.69%. The Fund performed much better in the second half of the Investment Period. From 05/01/2017 through 10/31/2017 the Fund’s Class I Shares returned -0.60%, compared to performance of 9.63% for the Fund’s Class I Shares from 11/01/2017 through 04/30/2018.

The Investment Period also saw the out performance of growth-oriented stocks over their value counterparts. The Russell 3000 Growth returned 18.78% for the Investment Period, while the Russell 3000 Value returned 7.42%. While the Fund did outperform the Russell 3000 Value Index over the Investment Period, the disparity between growth and value-oriented stocks provided a relative headwind for the Fund compared to broader indices due to the Fund’s deep-value focus.

The first two months of the Investment Period (May and June 2016) were marked by the dismissal of then FBI Director James Comey. The Fund’s Class I Shares returned 0.20%, compared to 2.04% for the S&P 500 and 1.94% for the Russell 3000. Weakness in the Fund’s Consumer Discretionary holdings contributed the majority of the Fund’s underperformance for this period.

The third quarter of 2017 saw equity markets continue to increase amid low levels of volatility. The Fund’s Class I Shares posted a 0.50% return for the third quarter of 2017, which was behind the S&P 500 and the Russell 3000. A bright spot for the Fund was the Industrials sector which the Fund was overweight compared to the Russell 3000. Industrials contributed positively to performance for the Fund and security selection in this sector was solid. Also, Consumer Discretionary holdings detracted from performance. This sector was an overweight for the Fund and had a negative contribution to return, while the index’s contribution was close to flat. One of the sources of underperformance was the Fund’s limited exposure to the Information Technology Sector (4% of the Fund compared to 22% of the Russell 3000). Information Technology was both the largest index sector weight and the top performing sector in the Russell 3000 in the third quarter. The Fund is typically underweight Information Technology due to the lack of dividend-paying stocks in the sector. Also, Information Technology stocks typically have valuation metrics that the Fund’s Investment Criteria find unattractive.

The fourth quarter of 2017 saw U.S. equity markets pushed higher by the potential for and eventual passing of a tax reform bill. The Athena Value Fund posted a 5.25% return for the quarter. During the quarter there was news of buyouts related to two of the Fund’s holdings. An Industrial holding and a Consumer Discretionary holding both had announcements that they would be bought during the quarter, which sent both stocks up. It is not unusual for stocks in the portfolio to have buyout-related news or announcements, as the type of stocks the Fund’s Investment Criteria look for are often attractive buyout targets as well. In a reversal from earlier in the Investment Period, the Consumer Discretionary holdings were the top performing group for the Fund during the quarter. The Fund also saw strong performance from its Industrial and Financial holdings. The Fund’s relative under exposure to Information Technology detracted from relative performance once again during the quarter

The Athena Value Fund posted a 2.81% return for the first four months of 2018, outperforming both the S&P 500 and the Russell 3000 indices (which were both negative for this time period). The S&P 500’s 15 month-long winning streak came to an end in February 2018, as volatility came roaring back into the U.S. equity markets. The Fund’s outperformance was primarily driven by strong security selection in the Financials sector. During the quarter, one of the Fund’s Financials

www.AthenaValueFund.com	1.888.868.9501

holdings had a buyout announcement, which sent the stock soaring. This is illustrative of the benefits of the Fund’s concentration. Since the Fund typically has 25 equally-weighted holdings, this allows for security selection to make a meaningful impact on performance. The Fund demonstrated strong security selection in sectors that were laggards for the Russell 3000. The Fund had positive performance from the Financials, Health Care and Utilities sectors. These three sectors all provided the Russell 3000 with slightly negative performance. The Fund also had strong performance from the Consumer Discretionary sector once again. A strong holiday season, coupled with a harsh winter provided a tailwind for the Fund’s holdings in this sector.

Outlook

As we look ahead, we are encouraged by several things. First, it seems like there was a shift in market dynamics at the end of January as we entered an environment with higher market volatility. This proved to be a source of relative outperformance for the Fund for the rest of the Investment Period. If this environment continues, we believe the Fund’s investment strategy is well positioned to take advantage of the new dynamics through its Investment Criteria and concentration. Another theme we are excited about is the potential for value-based investing to outperform growth-based investing. Over longer periods of time value-oriented stocks have outperformed growth-oriented stocks. For example, since 1980 the Russell 3000 Value has outperformed the Russell 3000 Growth by almost 1% on an annualized basis. However, over shorter periods of time the opposite can be true. Over the past 10 years growth-oriented stocks have outperformed their value-oriented counterparts. Although we haven’t seen this theme play out yet, we anticipate that we will see a reversion between value and growth-based styles, which would provide a potential tailwind for the Fund’s deep-value focus going forward.

Please do not hesitate to contact the Fund’s Management if you should have any questions, comments or concerns. They can be reached at (888) 868-9501 or at info@princetonfundadvisors.com.

Very Truly Yours,

Princeton Fund Advisors

Investors should carefully consider the investment objectives, risks, charges and expenses of the Athena Value Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 888-868-9501. The prospectus should be read carefully before investing. The Athena Value Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Princeton Fund Advisors, LLC is not affiliated with Northern Lights Distributors, LLC.

www.AthenaValueFund.com	1.888.868.9501

IMPORTANT RISKS AND DISCLOSURES:

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Fund’s adviser as June 29, 2016 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Mutual Funds involve risks including the possible loss of principal.

The Fund’s distribution policy is not designed to guarantee distributions that equal a fixed percentage of the Fund’s current net asset value per share. A portion of a distribution may consist of a return of capital, which will reduce the shareholders tax basis and potentially increase taxable gain upon disposition. Foreign investing in equity securities or notes of foreign issuers involves risks not typically associated with U.S. investments, including adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund Invests. The Advisor’s and Sub-Advisor’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may not produce the desired results.

Investments in Master Limited Partnerships (“MLPs”) or MLP-related securities involve risks different from those of investing in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, and are generally considered interest rate sensitive investments. If there were changes to the current tax law and any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in reduction of the value of your investment in the Fund and lower income.

As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Significant price fluctuations of these issuers could affect Fund performance. The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market in general.

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Total Return version of the index is shown.

The Russell 3000 Index is comprised of 3000 largest U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The Total Return version of the index is shown. Russell 3000 Growth Index contains stocks from the Russell 3000 Index that have characteristics typically associated with growth investing whereas the Russell 3000 Value Index contains stocks that have characteristics typically associated with value investing.

To be “long” an asset or security means being a buyer, generally one who benefits from an increase in prices.

Past performance does not guarantee future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. The values presented are an overall average of the portfolio.

7169-NLD-6/19/2018

www.AthenaValueFund.com	1.888.868.9501

Athena Value Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2018

The Fund’s performance figures* for the period ended April 30, 2018, compared to its benchmark:

		Annualized
		Inception** -
	One Year	April 30, 2018
Athena Value Fund – Class A	8.69%	3.40%
Athena Value Fund – Class A with load	2.48%	1.35%
Athena Value Fund – Class I	8.97%	3.65%
S&P 500 Index	13.27%	10.01%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses, before expense reimbursements and waived fees, are 4.02% for Class A shares and 3.77% for Class I shares per the August 28, 2017 prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.51% for Class A shares and 1.26% for Class I shares. Returns would have been lower had the Adviser not waived fees or reimbursed expenses. For performance information current to the most recent month-end, please call toll -free 1-888 -868-9501.

**	Inception date is May 15, 2015.

S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

Comparison of the Change in Value of a $100,000 Investment

Athena Value Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
April 30, 2018

The Fund’s Top Asset Classes as of April 30, 2018 are as follows:

Asset Classes	% of Net Assets
Financials	23.7%
Consumer Discretionary	20.1%
Utilities	12.4%
Technology	11.5%
Consumer Staples	8.0%
Health Care	8.0%
Industrials	7.7%
Communications	4.0%
Materials	3.9%
Other Assets Less Liabilities	0.7%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Athena Value Fund
PORTFOLIO OF INVESTMENTS
April 30, 2018

Shares		Fair Value
	COMMON STOCKS - 99.3%
	AUTOMOTIVE - 3.9%
38,610	Ford Motor Co.	$433,976

	BIOTECH & PHARMACEUTICAL - 4.0%
24,470	Teva Pharmaceutical Industries Ltd ADR	439,971

	COMMERCIAL SERVICES - 3.6%
47,310	RR Donnelley & Sons Co.	399,770

	CONSUMER PRODUCTS - 3.9%
49,890	Dean Foods Co.	429,553

	CONTAINERS & PACKAGING - 3.9%
8,420	International Paper Co.	434,135

	GAMING, LODGING & RESTAURANTS - 4.3%
10,930	Brinker International, Inc.	476,439

	HARDWARE - 11.5%
27,600	Diebold Nixdorf, Inc.	423,660
20,290	HP, Inc.	436,032
40,250	Pitney Bowes, Inc.	411,355
		1,271,047
	HEALTH CARE FACILITIES & SERVICES - 4.0%
6,830	Cardinal Health, Inc.	438,281

	INSURANCE - 23.7%
8,010	American International Group, Inc.	448,560
10,010	Aspen Insurance Holdings Ltd.	424,925
9,550	MetLife, Inc.	455,249
20,720	Old Republic International Corp.	422,688
4,100	Prudential Financial, Inc.	435,912
3,770	The Hanover Insurance Group, Inc.	432,984
		2,620,318
	MEDIA - 4.0%
18,790	The Interpublic Group of Co., Inc.	443,256

	RETAIL - CONSUMER STAPLES - 4.1%
18,000	The Kroger Co.	453,420

	RETAIL - DISCRETIONARY - 8.2%
8,920	Nordstrom, Inc.	450,995
10,170	Penske Automotive Group., Inc.	458,667
		909,662

See accompanying notes to financial statement.

Athena Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2018

Shares		Fair Value
	TRANSPORTATION & LOGISTICS - 7.8%
5,880	Ryder System, Inc.	$396,488
4,040	United Parcel Service, Inc.	458,540
		855,028
	UTILITIES - 12.4%
38,360	AES Corp.	469,526
5,610	Entergy Corp.	457,720
12,780	FirstEnergy Corp.	439,632
		1,366,878

	TOTAL COMMON STOCKS (Cost $10,713,225)	10,971,734

	SHORT-TERM INVESTMENT - 0.4%
	MONEY MARKET FUND - 0.4%
47,182	Goldman Sachs Financial Square Funds - Government Fund to yield 0.97% * (Cost $47,182)	47,182

	TOTAL INVESTMENTS - 99.7% (Cost $10,760,407)	$11,018,916
	OTHER ASSETS LESS LIABILITIES - 0.3%	29,293
	NET ASSETS - 100.0%	$11,048,209

*	Money market fund; interest rate reflects seven-day effective yield on April 30, 2018.

ADR - American Depositary Receipt

See accompanying notes to financial statement.

Athena Value Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2018

ASSETS
Investments (cost $10,760,407)	$11,018,916
Receivable due from Adviser, net	20,099
Dividends and interest receivable	12,671
Prepaid expenses and other assets	39,537
TOTAL ASSETS	11,091,223

LIABILITIES
Due to custodian	417
Payable to related parties	3,184
Distribution (12b-1) fees payable	342
Accrued expenses and other liabilities	39,071
TOTAL LIABILITIES	43,014
NET ASSETS	$11,048,209

Net Assets Consist Of:
Paid in capital	$10,273,595
Undistributed net investment income	75,153
Accumulated net realized gain from security transactions	440,932
Net unrealized appreciation of investments	258,529
NET ASSETS	$11,048,209

Net Asset Value Per Share:
Class A Shares:
Net Assets	$1,692,097
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	165,431
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.23
Maximum offering price per share (maximum sales charge of 5.75%)	$10.85

Class I Shares:
Net Assets	$9,356,112
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	913,282
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.24

See accompanying notes to financial statement.

Athena Value Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2018

INVESTMENT INCOME
Dividend Income	$391,382
Interest Income	1,590
Less: Foreign withholding taxes	(1,866)
TOTAL INVESTMENT INCOME	391,106

EXPENSES
Investment advisory fees	109,171
Distribution (12b-1) Fees:
Class A	4,077
Registration fees	44,927
Accounting services fees	34,704
Audit and tax fees	25,028
Legal fees	17,452
Trustees fees and expenses	16,681
Compliance officer fees	15,999
Transfer agent fees	11,366
Printing and postage expenses	10,911
Administrative services fees	10,749
Shareholder service fees	7,852
Custodian fees	5,174
Insurance expense	131
Other expenses	834
TOTAL EXPENSES	315,056

Less: Fees waived and reimbursed by the Adviser	(174,476)
NET EXPENSES	140,580
NET INVESTMENT INCOME	250,526

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments and foreign currency translations:	1,118,248

Net change in unrealized appreciation (depreciation) on:
Investments	(396,996)
Foreign currency translations	60
Net change in unrealized depreciation on investments and foreign currency translations	(396,936)

NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS	721,312

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$971,838

See accompanying notes to financial statement.

Athena Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2018	April 30, 2017
FROM OPERATIONS
Net investment income	$250,526	$163,446
Net realized gain(loss) from investments and currency translations	1,118,248	(178,303)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(396,936)	505,082
Net increase in net assets resulting from operations	971,838	490,225

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(55,932)	(494)
Class I	(320,313)	(1,966)
From net investment income:
Class A	(29,098)	(24,395)
Class I	(191,746)	(112,794)
Net decrease in net assets resulting from distributions to shareholders	(597,089)	(139,649)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	168,835	398,731
Class I	2,205,819	4,834,202
Net asset value of shares issued in reinvestment of distributions:
Class A	76,244	22,418
Class I	486,202	108,348
Payments for shares redeemed:
Class A	(376,902)	(418,414)
Class I	(1,956,725)	(757,017)
Net increase in net assets resulting from shares of beneficial interest	603,473	4,188,268

TOTAL INCREASE IN NET ASSETS	978,222	4,538,844

NET ASSETS
Beginning of Year	10,069,987	5,531,143
End of Year *	$11,048,209	$10,069,987
* Includes undistributed net investment income of:	$75,153	$45,318

Class A:
Shares Sold	16,837	43,322
Shares Reinvested	7,617	2,191
Shares Redeemed	(38,027)	(44,335)
Net increase (decrease) in shares of beneficial interest outstanding	(13,573)	1,178

Class I:
Shares Sold	223,642	492,780
Shares Reinvested	48,572	10,581
Shares Redeemed	(195,316)	(78,217)
Net increase in shares of beneficial interest outstanding	76,898	425,144

See accompanying notes to financial statement.

Athena Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended		Period Ended
Class A	April 30, 2018	April 30, 2017		April 30, 2016 (1)
Net asset value, beginning of period	$9.91	$9.38		$10.00
Activity from investment operations:
Net investment income (2)	0.21	0.20		0.17
Net realized and unrealized gain (loss) on investments	0.64	0.47		(0.70)
Total from investment operations	0.85	0.67		(0.53)
Less distributions from:
Net investment income	(0.18)	(0.14)		(0.09)
Net realized gains	(0.35)	(0.00	) (7)	(0.00	) (7)
Total distributions	(0.53)	(0.14)		(0.09)
Net asset value, end of period	$10.23	$9.91		$9.38
Total return (3)	8.69%	7.16%		(5.20	)% (6)
Net assets, at end of period (000s)	$1,692	$1,773		$1,668
Ratio of gross expenses to average net assets (4)(5)	3.10%	4.01%		8.56%
Ratio of net expenses to average net assets (5)	1.50%	1.50%		1.50%
Ratio of net investment income to average net assets (5)	2.12%	2.05%		2.04%
Portfolio Turnover Rate	97%	94%		34	% (6)

(1)	The Athena Value Fund Class A shares commenced operations on May 15, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Total returns would have been lower had the adviser not waived fees and reimbursed expenses.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Amount less than $0.005.

See accompanying notes to financial statement.

Athena Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended		Period Ended
Class I	April 30, 2018	April 30, 2017		April 30, 2016 (1)
Net asset value, beginning of period	$9.92	$9.39		$10.00
Activity from investment operations:
Net investment income (2)	0.23	0.21		0.20
Net realized and unrealized gain (loss) on investments	0.65	0.49		(0.71)
Total from investment operations	0.88	0.70		(0.51)
Less distributions from:
Net investment income	(0.21)	(0.17)		(0.10)
Net realized gains	(0.35)	(0.00	) (7)	(0.00	) (7)
Total distributions	(0.56)	(0.17)		(0.10)
Net asset value, end of period	$10.24	$9.92		$9.39
Total return (3)	8.97%	7.39%		(4.99	)% (6)
Net assets, at end of period (000s)	$9,356	$8,297		$3,863
Ratio of gross expenses to average net assets (4)(5)	2.85%	3.76%		8.31%
Ratio of net expenses to average net assets (5)	1.25%	1.25%		1.25%
Ratio of net investment income to average net assets (5)	2.32%	2.15%		2.44%
Portfolio Turnover Rate	97%	94%		34	% (6)

(1)	The Athena Value Fund Class I shares commenced operations on May 15, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Total returns would have been lower had the adviser not waived fees and reimbursed expenses.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Amount less than $0.005.

See accompanying notes to financial statement.

Athena Value Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2018

1.	ORGANIZATION

The Athena Value Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently offers Class A and Class I shares. The Fund also has Class C shares which were not offered during the period. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, depending on how much you invest which may be waived by the Adviser under certain circumstances. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies set by the Trust and followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less

Athena Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser or sub-adviser. The team may also enlist third party consultants, such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) the adviser or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause an adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available, the spread between bid and ask prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities, are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness;

Athena Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

(viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Fund’s prospectus for a full listing of risks associated with these investments. The following tables summarize the inputs used as of April 30, 2018 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$10,971,734	$—	$—	$10,971,734
Short-Term Investments	47,182	—	—	47,182
Total	$11,018,916	$—	$—	$11,018,916

There were no transfers into or out of Level 2 or Level 3 during the current period presented. It is the Fund’s policy to record transfers into or out of a level at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

Athena Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the returns for open tax years ended April 30, 2016 to April 30, 2017, or expected to be taken in the Fund’s April 30, 2018 tax year-end returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Athena Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

3.	INVESTMENT TRANSACTIONS

For the year ended April 30, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $10,821,256 and $10,471,735 respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, direct the daily operations of the Fund and supervise the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended April 30, 2018 the Fund incurred advisory fees of $109,171.

During the period covered by the report, the Adviser delegated management of the Fund’s portfolio to AthenaInvest Advisors LLC (the “Sub-Adviser”). The Sub-Adviser is responsible for securities selection and trade execution. The Adviser compensates the Sub-Adviser for its services from the management fees received from the Fund, which are computed and accrued daily and paid monthly and does not impact the financial statements of the Fund.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until August 31, 2018, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding expenses such as front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles) or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees), contractual indemnification of Fund service providers (other than the Adviser) do not exceed 1.50% per annum of Class A average daily net assets, 2.25% per annum of Class C average daily net assets, and 1.25% per annum of Class I average daily net assets (the “Expense Limitation”). For the year ended April 30, 2018, the Adviser waived fees and reimbursed expenses of $174,476.

If the Adviser waives any fees or reimburses any expenses pursuant to the Waiver Agreement, and the Fund’s Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than the Expense Limitation, respectively, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If the Operating Expenses attributable to the Class A, Class C and Class I shares subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be

Athena Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amounts are subject to recapture by the Adviser by the following dates:

April 30, 2019	April 30, 2020	April 30, 2021
$182,163	$192,786	$174,476

Distributor – The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Class I shares are not covered under the Plans. The Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred. For the year ended April 30, 2018, the Fund paid $4,077 to the Distributor for Class A shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A shares, for the year ended April 30, 2018, the Distributor received $0 from front-end sales charge of which $0 was retained by the Distributor or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Athena Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the fiscal years ended April 30, 2018 and April 30, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2018	April 30, 2017
Ordinary Income	$299,701	$139,649
Long-Term Capital Gain	297,388	—
	$597,089	$139,649

As of April 30, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$416,816	$239,191	$—	$—	$—	$118,607	$774,614

The difference between book basis and tax basis unrealized appreciation and undistributed net realized gain is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains, resulted in reclassification for the Fund for the year ended April 30, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$153	$(153)

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$10,900,329	$779,152	$(660,565)	$118,587

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Athena Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Athena Value Fund (the Fund) as of April 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the two years in the period then ended and for the period from May 15, 2015 (commencement of operations) to April 30, 2016 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 15, 2015 (commencement of operations) to April 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor to one or more of Princeton Fund Advisers, LLC advised investment companies since 2010.

Denver, Colorado

June 29, 2018

Athena Value Fund
EXPENSE EXAMPLES (Unaudited)
April 30, 2018

As a shareholder of the Athena Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	11/1/17	4/30/18	11/1/17 – 4/30/18	11/1/17 – 4/30/18
Class A	$1,000.00	$1,095.70	$ 7.79	1.50%
Class I	$1,000.00	$1,096.30	$ 7.50	1.25%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	11/1/17	4/30/18	11/1/17 – 4/30/18	11/1/17 – 4/30/18
Class A	$1,000.00	$1,017.36	$ 7.50	1.50%
Class I	$1,000.00	$1,018.60	$ 7.26	1.25%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio net of waived/reimbursed fees, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

“Hypothetical” expense information is presented on the basis of the full one-half year period to enable a comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 181/365 (to reflect the full half-year period).

**	Annualized.

Athena Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2018

Athena Value Fund (Adviser – Princeton Fund Advisors, LLC)*

In connection with the regular meeting held on March 28-29, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Princeton Fund Advisors, LLC (“Adviser”) and the Trust, with respect to the Athena Value Fund (referred to as the “Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that PFA was founded in 2011, had assets under management of approximately $1.4 billion, and specialized in sourcing and bringing various alternative asset management managers and strategies to a variety of institutional and individual clients. The Trustees discussed the background information of the key personnel responsible for servicing the Fund, taking into consideration their education and the investment team’s financial industry experience and longevity. They noted that the adviser’s investment process utilized the investment team’s ability to perform research and due diligence on hedge fund managers and strategies that meet the adviser’s criteria and adapt those strategies into formats that meet mutual fund limitations. They discussed PFA’s comprehensive supervisory program of the sub-adviser that combined risk management, portfolio construction and monitoring, setting investment objectives, evaluating sub-adviser performance, and monitoring the sub-adviser. The Trustees observed that the adviser exhibited a focus on risk management and worked with the sub-adviser to mitigate risk. They considered that the adviser worked directly with the sub-adviser to monitor compliance with the Fund’s investment limitations. They further noted that the adviser reported no material compliance or litigation issues that since its last advisory contract renewal. The Board noted that the adviser continued to demonstrate expertise with registered investment companies and had sufficient resources to supervise sub-advisers. The Board concluded that PFA should continue to provide a high level of service to the Fund and shareholders.

Performance. The Trustees reviewed the performance of the Fund, noting its objective. They also discussed the Fund’s deep-value strategy and how it was executed, noting that the Fund generally maintained a relatively concentrated portfolio. They observed that the Fund underperformed its benchmark, Broadridge peer group median and Morningstar category median over both the since inception and 1-year periods, but noted that it produced positive returns for shareholders over both periods. They considered the adviser’s explanation that the Fund’s performance would be better evaluated over a longer time period. After discussion, the Board concluded that the Fund’s performance was not unsatisfactory.

Fees and Expenses. The Trustees noted that the advisory fee of 1.00% was higher than the Broadridge peer group median and average and its Morningstar category median and average, but within the ranges of the category. They considered the adviser’s assertion that the advisory fee level was warranted by the strength of the advisory and sub-advisory teams serving the Fund and the amount of resources devoted by each to the Fund. They observed that while the Fund’s net expense ratio was higher than its peer group median

Athena Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2018

and average and the Morningstar category median and average, the adviser currently had an expense limitation agreement in place with respect to the Fund. They further noted that Fund was considerably smaller in terms of assets than its peer group funds. After discussion, the Trustees concluded that the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether the adviser had experienced economies of scale with respect to the advisory services provided to the Fund. They reasoned that due to the Fund’s relatively small size and the adviser’s profit analysis, the adviser had not yet experienced economies of scale, and that the absence of breakpoints was acceptable at this time. They agreed that the matter of economies of scale would be revisited as the asset size of the Fund increases.

Profitability. The Trustees considered the profits realized by the adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the services provided to the Fund. They noted that the adviser had realized a loss with respect to the Fund over the past year, and agreed that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the advisory fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the shareholders of Athena.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Athena Value Fund (Sub-Adviser – AthenaInvest Advisors, LLC)

In connection with the regular meeting held on March 28-29, 2018 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between PFA and AthenaInvest Advisors, LLC(” sub-advisor”), with respect to the Athena Value Fund. In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent, and Quality of Service. The Trustees noted that the sub-adviser was founded in 2005, currently managed approximately $410 million in assets, provided investment advisory services primarily to financial professionals, and specialized in the use of behavioral portfolio management, a patented investment process. They reviewed the background information of the key investment personnel responsible for sub-advising the Fund, noting their considerable financial industry experience. The Trustees discussed the sub-adviser’s investment process, noting that it screened a particular universe of securities and analyzed fundamental data to determine whether to include the security in the Fund’s portfolio. They

Athena Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2018

considered that the sub-adviser actively monitors the portfolio. The Trustees observed that the sub-adviser’s strategy was a relatively concentrated one, and that the firm attempted to mitigate concentration and volatility risk by maintaining sector diversification and monitoring liquidity among the smaller capitalized investments. They discussed the firm’s process for monitoring compliance with the Fund’s investment limitations and selecting brokers. The Trustees considered the adviser’s assertion that the sub-adviser had performed its responsibilities adequately. The Board concluded that the sub-adviser had provided quality service to the Fund, adviser and shareholders.

Performance. The Trustees reviewed the performance of the Fund, noting its objective. They also discussed the Fund’s deep-value strategy and how it was executed, noting that the Fund generally maintained a relatively concentrated portfolio. They observed that the Fund underperformed its benchmark, Broadridge peer group median and category median over both the since inception and 1-year periods, but noted that it produced positive returns for shareholders over both periods. They considered the sub-adviser’s explanation that the Fund’s performance would be better evaluated over a longer time period. After discussion, the Board concluded that the Fund’s performance was not unsatisfactory.

Fees & Expense. The Trustees reviewed the sub-advisory fee and noted that it was 40% of the net advisory fee earned by the adviser, and that such fee was generally less than that charged by the sub-adviser to separate account clients for a comparable strategy. After further discussion, the Trustees concluded that the sub-advisory fee was not unreasonable.

Economies of Scale. The Board considered whether the sub-adviser had achieved economies of scale with respect to the sub-advisory services provided to the Fund. The Trustees agreed that economies, with respect to the overall Fund fees and expenses, was primarily a Fund level issue and should be considered with respect to the Fund’s overall advisory agreement and advisory fee.

Profitability. The Trustees discussed the profits realized by the sub-adviser in connection with the operation of the Fund. They noted that the sub-adviser realized a loss over the past year with respect to the services it provided to the Fund, and they concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the sub-advisory fee was reasonable and that renewal of the agreement was in the best interests of the shareholders of Athena.

ATHENA VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); OFI Carlyle Global Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	5	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Northern Lights Fund Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015- 2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	5	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004- 2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975- 2011).	5	Northern Lights Variable Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Fund Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	5	Northern Lights Variable Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Fund Trust (since 2007).

4/30/18 – NLFT_v1

ATHENA VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010- 2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of April 30, 2018, the Trust was comprised of 82 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

4/30/18 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-868-9501.

INVESTMENT ADVISER
Princeton Fund Advisors, LLC
1580 Lincoln Street, Suite 680
Denver, CO 80203

SUB-ADVISER
AthenaInvest Advisors, LLC
5340 S. Quebec St., Suite 365-N
Greenwood Village, CO 80111

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $15,500

2017 - $15,000

(b)	Audit-Related Fees

2018 – None

2017 – None

(c)	Tax Fees

2018 – $3,250

2017 – $3,750

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 – None

2017 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2018 2017

Audit-Related Fees:      0.00% 0.00%

Tax Fees:      0.00% 0.00%

All Other Fees:      0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 – None

2017 – None

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/9/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/9/18

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 7/9/18